UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ARUBA NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Aruba Networks, Inc. (“Aruba”) by Hewlett-Packard Company (“HP”) and Aspen Acquisition Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated March 2, 2015, by and among the Aruba, HP and Merger Sub:

(i)	Letter to Customers;

(ii)	Letter to Atmosphere Attendees;

(iii)	Letter to Channel Partners;

(iv)	Letter from Dominic Orr to Employees;

(v)	Employee FAQ;

(vi)	Networks Web and Market Facing FAQ and;

(vii)	Powerpoint Presentation to Employees.

Each item listed above was first used or made available on March 2, 2015

March 2, 2015

Dear [Valued Customer],

As a valued customer of Aruba Networks, I wanted to reach out to you as soon as possible. Today, we announced that we have entered into a definitive agreement to be acquired by HP. Upon completion of this transaction, Aruba will combine our innovation engine and specialized sales, marketing and customer service model with HP’s existing networking business to form what I believe will be the best possible partner for you and your organization.

First and foremost, I am excited share that I will be leading this new combined business, along with Aruba co-founder Keerti Melkote. We have always taken great pride in our company’s ‘Customer First, Customer Last’ culture, and both Keerti and I will be dedicated to continuing and expanding all of the business and technology principles that have made Aruba an agile, highly responsive company for the past 13 years.

So why is this move a good thing for our customers? I would like to offer four answers:

First, you will be working with the same Aruba… but even faster and with greater resources. You will continue to benefit from Aruba’s industry-leading innovation engine, our ‘Customer First, Customer Last’ culture and our exceptional customer support. We anticipate that we will accelerate the pace of our innovation following the transaction, leveraging the combined R&D engineering expertise, budgets and resources of Aruba and HP.

Second, we will offer a broader portfolio. We expect you will have access to a broader portfolio of networking products in the future. And with Keerti leading the innovation efforts, I expect this portfolio to truly live up to the “better together” promise.

Third, we will offer flexibility and choice. Aruba and HP share a vision of open system networking, with compatible solution components rather than proprietary systems that lead to vendor lock-in. ClearPass and AirWave’s multi-vendor support capabilities give you complete freedom to select your wireless and wired infrastructure vendor (or vendors) of choice.

Fourth will be our global reach. Following the transaction, Aruba customers will be able to leverage HP’s global resources, including global service delivery, systems integrators and channel partners throughout the world.

We expect this transaction to close this summer, subject to customary closing conditions. Until the deal closes, we will continue to operate as an independent company and there will be no changes to the way you do business with Aruba. Please continue to interact with your day-to-day contacts at Aruba as usual. Our number one goal is to continue to provide you with the same high quality products and services that you have come to expect from us.

Thank you very much for your business, and the trust you have placed with Aruba Networks. The entire Aruba Networks team, starting with me, is 100 percent committed to maintaining Aruba’s “customer first, customer last” culture and to strengthening our close relationships with our valued customers. You can read the press release here and we will keep you informed of any important developments. As always, if you have any questions, please reach out to your Aruba contact.

Sincerely,

Dominic Orr

President and CEO

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the SEC. Aruba assumes no obligation and does not intend to update these forward-looking statements.

Monday, March 2nd 2015

Dear Atmosphere 2015 Attendee:

Welcome to Atmosphere 2015 in Las Vegas! We have an exciting week planned and are thrilled to have you with us. Before we get into the week’s agenda, I wanted to update you on some important news. Today, we announced that we have entered into a definitive agreement to be acquired by HP. Upon completion of this transaction, Aruba will combine our innovation engine and specialized sales, marketing and customer service model with HP’s existing networking business to form what I believe will be a leading force in business Mobility.

First and foremost, I am excited share that I will be leading this new combined business, along with Aruba co-founder Keerti Melkote. We have always taken great pride in our company’s ‘Customer First, Customer Last’ culture, and both Keerti and I will be dedicated to continuing and expanding all of the business and technology principles that have made Aruba an agile, highly responsive company for the past 13 years.

So why is this move a good thing for our customers and partners? I would like to offer four answers:

First, you will be working with the same Aruba… but even faster and with greater resources. You will continue to benefit from Aruba’s industry-leading innovation engine, our ‘Customer First, Customer Last’ culture and our exceptional support. We anticipate that we will accelerate the pace of our innovation following the transaction, leveraging the combined R&D engineering expertise, budgets and resources of Aruba and HP.

Second, we will offer a broader portfolio. We expect you will have access to a broader portfolio of networking products in the future. And with Keerti leading the innovation efforts, I expect this portfolio to truly live up to the “better together” promise.

Third, we will offer flexibility and choice. Aruba and HP share a vision of open system networking, with compatible solution components rather than proprietary systems that lead to vendor lock-in. ClearPass and AirWave’s multi-vendor support capabilities give you complete freedom to select your wireless and wired infrastructure vendor (or vendors) of choice.

Fourth will be our global reach. Following the transaction, Aruba customers and partners will be able to leverage HP’s global resources, including global service delivery.

We expect this transaction to close this summer, subject to customary closing conditions. Until the deal closes, we will continue to operate as an independent company and there will be no changes to the way you do business with Aruba. Please continue to interact with your day-to-day contacts at Aruba as usual. Our number one goal is to continue to provide you with the same high quality products and services that you have come to expect from us.

Thank you very much for your business, and the trust you have placed with Aruba Networks. The entire Aruba Networks team, starting with me, is 100 percent committed to maintaining Aruba’s “customer first, customer last” culture and to strengthening our close relationships with our valued customers and partners.

I look forward to sharing more information with you this week and I encourage you to immerse yourself in the great event we have planned for you. As always, if you have any questions, please reach out to your Aruba contact.

Sincerely,

Dominic Orr
President and CEO

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the SEC. Aruba assumes no obligation and does not intend to update these forward-looking statements.

March 2, 2015

Dear Aruba Family:

Today, we are embarking on the next chapter in our company’s great history. This morning, we announced that Aruba Networks has entered into a definitive agreement to be acquired by HP. Upon completion of the transaction, Aruba will be combined with HP’s existing networking business to deliver industry-leading mobility, security and networking solutions. I am excited to share with you that I will be leading this new business along with Keerti Melkote. This combined organization will retain the strong Aruba Networks brand we have built together over the last 13 years.

A copy of the press release we issued this morning can be viewed here.

First and foremost, I want to emphasize that this transaction is a testament to our outstanding technologies, our leadership in the market and our talented team. We pride ourselves on our “Customer First, Customer Last” culture, and this is one of the reasons why HP was attracted to us. Our entrepreneurial spirit, sense of accountability and dedication have enabled us to be successful, and I am confident that they will continue to drive our success. Thanks to our collective accomplishments, we now have a tremendous opportunity with HP to become an even greater force in enterprise networking.

Our new combined business will take advantage of Aruba’s best-in-class innovation engine and specialized go-to-market model, along with HP’s global delivery and vast channel capabilities. This allows us to achieve both unparalleled market differentiation and massive scale. With a strong portfolio of offerings across both wireless and wired, together with HP, we will create a business with capabilities that will accelerate growth and position us for maximum success in a market shifting dramatically to open, mobility-centric architectures. This is an exciting combination of strengths that provides us the opportunity to drive significant value for all our key stakeholders—including you, our valued employees.

In terms of next steps, we currently expect the acquisition to close this summer, subject to customary closing conditions. At this time, your roles will remain unchanged. I can assure you that HP is excited to welcome Aruba employees, and we will continue to communicate new information to you throughout the process leading up to close and beyond.

Until the transaction is complete, Aruba Networks and HP will continue to operate as independent companies and for all of us at Aruba, it remains business as usual. The strong financial results that we announced last week demonstrate the meaningful progress we’ve made on our key strategic priorities and our ability to successfully execute on our plans. Looking ahead, the most important thing we can do is remain focused on what we do best: maintain the ‘customer first, customer last’ mentality. In short, let’s keep up the great work!

We have prepared an FAQ, available on Arubapedia via this link, in anticipation of some of the questions you may have about this announcement. Additionally, we will host an all-hands employee call today from our Sunnyvale headquarters at 9:00 AM PT. I highly encourage you to either attend in person or listen in.

As I am sure you can imagine, this announcement is likely to generate increased interest in our company among members of the media and financial community. As always, it is important that we speak with one voice. If you receive media inquiries, we ask that you do not speak with the reporter about this announcement and immediately refer all requests to Aruba Corporate Communications (press@arubanetworks.com).

On behalf of the Board and management team, I thank you for your continued commitment to Aruba. It is because of your hard work and dedication that we have reached this important milestone.

Sincerely,

Dominic Orr

President and CEO

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the SEC. Aruba assumes no obligation and does not intend to update these forward-looking statements.

Aruba Networks Employee FAQ

1.	What was announced today?

•	Today we announced that Aruba Networks and HP have entered into a definitive agreement under which HP will acquire Aruba for $3 billion in transaction value.

•	Together, HP and Aruba will deliver converged wired and wireless solutions, leveraging the strong Aruba brand.

•	Upon close, Aruba will become a subsidiary of HP.

•	The new HP Networking business will be led by Dominic Orr and Keerti Melkote.

•	Dom and Keerti’s philosophy is to continue investing in open systems and multivendor policy management and network management.

2.	Why is HP acquiring Aruba?

•	The two companies are highly complementary. Aruba boasts a highly regarded innovation engine and specialized sales, marketing and channel model, complementing HP’s leading networking business and broad go-to-market.

•	Combining Aruba and HP will create a leader in enterprise mobility, positioning HP to accelerate the enterprise transition to a converged wired/wireless campus network leveraging the Aruba brand.

3.	How will Aruba fit into HP? What will the new organizational structure look like?

•	After the transaction closes, Aruba will combine with the HP Networking business within HP’s Enterprise Group organization, led by Dominic Orr and Keerti Melkote.

•	HP will retain Aruba’s strong culture, including the Airheads Community, specialized sales focus on mobility solutions, and innovative development team.

4.	Why HP?

•	HP has complimentary strengths that we believe can help the new combined organization, led by Dominic Orr and Keerti Melkote, to be a pre-eminent competitor, and increase value to our customers and partners.

•	HP’s $2.5B switching business will expand our opportunity to deliver wireless + wired solutions to the market.

•	HP’s global channel reach allows us to significantly expand into the SME market.

•	HP’s Global 2000 relationships and professional services offerings will accelerate our ability to penetrate these coveted accounts.

•	We will be able to significantly increase investments in demand generation across segments.

•	HP will retain Aruba’s strong culture, including the Airheads Community, specialized sales focus on mobility solutions, and innovative software development team.

5.	When do you expect this transaction to close?

•	The transaction is expected to close between May and Oct 2015, subject to customary closing conditions.

6.	Why is this acquisition happening now?

•	This is an exciting combination of strengths that provides us the opportunity to drive significant value for our employees, customers, partners and shareholders. Thanks to our collective accomplishments, we now have a tremendous opportunity with HP to become an even greater force in enterprise networking and enterprise mobility solutions.

•	We are at an inflection point in our industry. The campus architecture has truly shifted to mobility-first. We have the opportunity to capitalize on this megatrend, but we need to gain critical mass in product portfolio and go-to-market and accelerate our ability to invest in broader solutions. This move allows us to do so.

7.	How will Aruba technology be integrated into HP’s portfolio?

•	The portfolios are highly complementary and HP intends to combine the best of both portfolios to deliver mobility solutions that enable and accelerate the enterprise transition to an All Wireless Workplace.

8.	What does this mean for me as an employee?

•	One of the main reasons HP is acquiring Aruba is because of the talent and experience of our employees.

•	Until the deal closes, which is expected to be between May and October 2015, subject to customary closing conditions, there will be no change for employees.

•	The most important thing is to remain focused on what we do best: maintain the ‘customer first, customer last’ mentality.

•	After the transaction, you will be part of a combined organization run by Dominic Orr and Keerti Melkote.

9.	There are sometimes layoffs after an acquisition. Are you planning any layoffs?

•	One of the key reasons HP is acquiring us is because of the talent and experience of our employees.

•	That said, it is still very early in the process and a number of decisions will be made as we work through the integration planning process.

•	Until the transaction is complete, Aruba and HP will continue to operate as independent companies and it remains business as usual.

•	Any changes will be carried out in accordance with local legal requirements, including information and consultation with employee representatives where required.

10.	What changes should I expect in my role when I transfer to HP?

•	HP is excited to welcome Aruba’s employees to the HP family and for most employees there will be few, if any, changes in day-to-day responsibilities after the close.

•	Any changes will be carried out in accordance with local legal requirements, including information and consultation with employee representatives where required.

11.	On what date will Aruba employees transfer to HP?

•	After the close of the acquisition, which is expected to be between May and October 2015, subject to customary closing conditions, Aruba will become a subsidiary of HP.

•	Aruba employees would become HP employees on the date the transaction closes. However, the expectation is that Aruba employees won’t migrate onto HP’s payroll, benefits or other systems until November 2015.

12.	What will happen to Aruba contractors?

•	At this time, contractors will continue working with Aruba.

13.	What happens if I’m on a visa or work permit?

•	When appropriate, a HP immigration specialist will assist Aruba as needed to facilitate the transition.

14.	Will there be any changes to employee compensation and benefits?

•	Aruba employees will remain on their existing terms and conditions of employment until they become an HP employee at the time of transition. At that time, Aruba employees will move to the HP structure applicable to your country, subject to your acceptance, where relevant.

•	HP offers a comprehensive compensation and benefits package to its employees. Transition to HP programs will be handled in accordance with local practices and legal requirements.

•	HR representatives will be providing additional information in due course

15.	How does this transaction impact the stock / options I’ve received in the past?

•	If the proposed acquisition of Aruba by HP is completed, any unvested, unexpired and unexercised in-the-money stock options and unvested restricted stock units (including the unvested portion of any market stock units) held by continuing employees or consultants of Aruba will be assumed by HP.

•	The assumed equity awards will generally have material terms and conditions substantially the same as the original Aruba awards (e.g., the same vesting schedule, expiration date, etc.). The Aruba equity awards will be converted into awards over HP common stock using an exchange ratio defined in the merger agreement.

•	After closing, you will receive an assumption letter and conversion statement detailing the final conversion and the terms and conditions of your converted Aruba equity awards.

16.	Will my years of Aruba service be recognized when I join HP?

•	Years of service will be recognized for the purposes of vacation and service awards unless otherwise required by law.

17.	Are we going to move headquarters?

•	It is still very early in the process and we have not finalized real estate plans. Many of Aruba’s leases on our headquarters facilities expire within the next 2 years, but we have not yet determined whether or where we will relocate. We do intend to maintain our real estate footprint in Silicon Valley.

18.	How will this affect our customers?

•	Same Aruba… but even faster — Our customers will continue to benefit from Aruba’s industry-leading innovation engine, our ‘customer first, customer last’ culture and our exceptional customer support. We anticipate that we will accelerate the pace of our innovation following the transaction, leveraging the combined R&D engineering expertise, budgets and resources of Aruba and HP.

•	Broader portfolio — We expect Aruba customers will have access to a broader portfolio of networking products in the future.

•	Flexibility and choice – Aruba and HP share a vision of open system networking, with compatible solution components rather than proprietary systems that lead to vendor lock-in.

•	Global reach – Following the transaction, Aruba customers will be able to leverage HP’s global resources, systems integrators and channel partners throughout the world.

19.	You said the restructuring in August was designed to position the company for long-term growth. What changed?

•	Our belief that the August restructuring would position our company for long-term growth is unchanged. In fact, this transaction is in large part about growth. Combining complementary product portfolios and go-to-market approaches will accelerate revenue growth and strengthen profitability for the combined HP Networking business, and create a powerful market leader in the large and growing $18 billion campus networking market.

20.	Part of the reason I came to ARUBA was because it’s a small company. How can we be the ‘biggest small company’ in an organization with 300,000 employees?

•	Our collaborative culture is one of the reasons why HP was attracted to us.

•	What’s important about being the ‘biggest small company’ is the mentality that comes with it – our entrepreneurial spirit, sense of accountability, and dedication have enabled us to be successful, and they will continue to drive our success as part of HP.

•	Dominic Orr and Keerti Melkote will be leading the new combined organization, and maintaining our culture.

21.	Has the HP OEM been a success? If not, why not? Can we be successful attacking SME with them?

•	The new HP Networking business will take advantage of Aruba’s leading technologies in mobility solutions and HP’s go-to-market capabilities to capture greater market share and reach.

•	With a strong portfolio of offerings across both wired and wireless, this transaction will create a business with critical scale and breadth of capabilities that will accelerate growth and position us for success in a changing marketplace.

•	Together, Aruba and HP will be positioned to deliver even greater value to our trusted customers.

22.	Can I talk or post about this transaction through personal or public social media pages?

•	Please refrain from disclosing information that isn’t already in the public domain. Refer to the press release and public FAQ. When in doubt, contact your manager or Corporate Communications (press@arubanetworks.com) for confirmation.

23.	What should I do if someone outside the company contacts me?

•	If a customer or partner asks about this transaction, you may refer to the following resources - press release and FAQ.

•	If you receive media inquiries, do not speak with the reporter about this announcement and immediately refer all requests to Aruba Corporate Media Relations (press@arubanetworks.com).

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the SEC. Aruba assumes no obligation and does not intend to update these forward-looking statements.

Aruba Networks Web and Market Facing FAQ

1.	What was announced today?

•	Today we announced that Aruba Networks and HP have entered into a definitive agreement under which HP will acquire Aruba for $3 billion in transaction value.

•	Together, HP and Aruba will deliver converged wired and wireless solutions, leveraging the strong Aruba brand.

•	Upon close, Aruba will become a subsidiary of HP.

•	The new combined HP Networking business will be led by Aruba Networks CEO Dominic Orr and co-founder Keerti Melkote.

•	Dom and Keerti’s philosophy is to continue investing in open systems and multivendor policy management and network management.

2.	Why is HP acquiring Aruba?

•	The two companies are highly complementary. Aruba boasts a highly regarded innovation engine and specialized sales, marketing and channel model, complementing HP’s leading networking business and broad go-to-market.

•	Combining Aruba and HP will create a leader in enterprise mobility, positioning HP to accelerate the enterprise transition to a converged wired/wireless campus network leveraging the Aruba brand.

3.	How will Aruba fit into HP? What will the new organizational structure look like?

•	After the transaction closes, Aruba will combine with the HP Networking business within HP’s Enterprise Group organization, led by Dominic Orr and Keerti Melkote.

•	HP will retain Aruba’s strong culture, including the Airheads Community, specialized sales focus on mobility solutions, and innovative development team.

4.	Why HP?

•	HP has complimentary strengths that we believe can help the new combined organization, led by Dominic Orr and Keerti Melkote, to be a pre-eminent competitor, and increase value to our customers and partners.

•	HP’s leading switching business will expand our opportunity to deliver wireless + wired solutions to the market.

•	HP’s global channel reach allows us to significantly expand into the SME market.

•	HP’s Global 2000 relationships and professional services offerings will accelerate our ability to penetrate these coveted accounts.

•	We will be able to significantly increase investments in demand generation across segments.

•	HP will retain Aruba’s strong culture, including the Airheads Community, specialized sales focus on mobility solutions, and innovative development team.

5.	When do you expect this transaction to close?

•	The transaction is expected to close between May 2015 and Oct 2015, subject to customary closing conditions.

6.	Why now?

•	This is an exciting combination of strengths that provides us the opportunity to drive significant value for our employees, customers, partners and shareholders.

Thanks to our collective accomplishments, we now have a tremendous opportunity with HP to become an even greater force in enterprise networking and enterprise mobility solutions.

•	We are at an inflection point in our industry. The campus architecture has truly shifted to mobility-first. We have the opportunity to capitalize on this megatrend, but we need to gain critical mass in product portfolio and go-to-market and accelerate our ability to invest in broader solutions. This move allows us to do so.

7.	Why is this acquisition a good thing for Aruba’s customers?

•	Same Aruba… but even faster and with greater resources — Our customers will continue to benefit from Aruba’s industry-leading innovation engine, our ‘customer first, customer last’ culture and our exceptional customer support. We anticipate that we will accelerate the pace of our innovation following the transaction, leveraging the combined R&D engineering expertise, budgets and resources of Aruba and HP.

•	Broader portfolio — We expect Aruba customers will have access to a broader portfolio of networking products in the future.

•	Flexibility and choice – Aruba and HP share a vision of open system networking, with compatible solution components rather than proprietary systems that lead to vendor lock-in. ClearPass and AirWave’s multi-vendor support capabilities give customers and partners complete freedom to select their wired and wireless infrastructure vendor (or vendors).

•	Global reach – Following the transaction, Aruba customers will be able to leverage HP’s global resources (including global service delivery), systems integrators and channel partners throughout the world.

8.	Why is this acquisition a good thing for Aruba’s partners?

•	HP values our partners — One of the main reasons HP is acquiring Aruba is because of the unmatched expertise of our world-class partner community. HP understands how critical our partners have been to our success and is committed to extending and deepening those relationships.

•	Same Aruba… but even faster — Our partners will continue to benefit from Aruba’s industry-leading innovation engine, our ‘customer first, customer last’ culture and our highly specialized partner programs. We anticipate that we will accelerate the pace of our innovation following the transaction, leveraging the combined resources of Aruba and HP.

•	Awareness and demand generation — Partners will benefit from HP’s go-to-market resources and ability to drive awareness of the Aruba brand and generate new customer demand for our partners – including leads from HP’s professional services organization.

•	Broader portfolio — We expect Aruba partners will have access to a broader portfolio of networking products in the future, enabling you to establish more strategic relationships with your existing customers.

•	Flexibility — We intend to maintain our support for multiple wired and wireless infrastructure vendors through ClearPass and AirWave, giving our partners the flexibility to design solutions that best match your customer requirements.

•	High-level account access — We expect that our partners will be able to leverage HP’s higher-level strategic relationships to gain increased access to global corporations and large enterprises.

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the SEC. Aruba assumes no obligation and does not intend to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction. Information about Aruba’s directors and executive officers and their ownership of Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Aruba by HP. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; uncertainties as to Aruba’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to Aruba; the outcome of any legal proceedings relating to the Merger or the Merger Agreement; risks to the consummation of the Merger, including risk that the Merger will not be consummated within the expected time period or at all; other business effects, including effects of industry, economic or political conditions outside Aruba’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and the other risks that are described in Aruba’s Annual Report on Form 10-K of Aruba for the fiscal year ended July 31, 2014, the Quarterly Report on Form 10-Q of Aruba for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the Securities and Exchange Commission. Aruba assumes no obligation and does not intend to update these forward-looking statements.